                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURUSANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:


[ ] Preliminary information statement

[X] Definitive information statement

[ ] Confidential, for use of the Commission only (as permitted by Rule
    14c-5(d)(2))


                         MANUFACTURERS INVESTMENT TRUST
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exhange Act Rules 14c-5(g) and 0-11.

     (not applicable)

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (not applicable)

     [Letter sent to Manulife Variable Universal Life contract owners only]

January 5, 1998

Dear Contract Owner,

Enclosed please find an Information Statement regarding the subadviser to the Strategic Bond portfolio and U.S. Government Securities portfolio of Manufacturers Investment Trust, Salomon Brothers Asset Management Inc. ("SBAM"). The Information Statement is being sent to you to inform you that the ultimate parent of SBAM and Salomon Brothers Asset Management Limited ("SBAM Limited"), which manages certain assets of the Strategic Bond portfolio, has merged with and into Smith Barney Holding Inc.

Since you have the option of investing your money in one or both of the portfolios through your Manulife variable universal life insurance policy, the Securities and Exchange Commission has required that the enclosed Information Statement be sent to you informing you of the merger.

THE MERGER HAS NOT CHANGED THE INVESTMENT OBJECTIVE OR POLICIES, THE INVESTMENT MANAGEMENT OF THE PORTFOLIOS, OR THE INVESTMENT PERSONNEL SERVICING THE PORTFOLIOS.

The Securities and Exchange Commission is not requiring your approval via a proxy vote but has requested that the enclosed Information Notice be sent to explain the merger.

If you have further questions regarding the enclosed Information Statement, do not hesitate to contact Manulife Financial at 1-800-VARILINE from 8:00 a.m. through 6:00 p.m. Eastern time on any business day. Thank you for your attention.

Respectfully yours,




/s/ Donald A. Guloien


Donald A. Guloien
President


(encl.)

            [Letter sent to Venture Variable Annuity contract owners
                      (Manufacturers North America) only]

January 5, 1998

Re: Your Venture Annuity contract

Dear Contract Owner,

     Enclosed you will find an Information Statement regarding the Strategic Bond and U.S. Government Securities portfolios of Manufacturers Investment Trust which are managed by Salomon Brothers Asset Management Inc. ("SBAM"). This Information Statement is being sent to you to inform you that the ultimate parent of SBAM and Salomon Brothers Asset Management Limited ("SBAM Limited"), has merged with and into Smith Barney Holding Inc., a wholly owned subsidiary of Travelers Group Inc.

     The merger has not resulted in any change in the portfolio managers for either the U.S. Government Securities portfolio or the Strategic Bond portfolio, nor has there been any material change in the other SBAM and SBAM Limited investment personnel servicing these portfolios.

     Please note that we are not asking you for a proxy and you are requested not to send us a proxy. If you have further questions regarding the Information Statement please call Client Services at 1-800-344-1029.

Very truly yours,


/s/ John D. DesPrez III


John D. DesPrez III, President
The Manufacturers Life Insurance Company of North America

            [Letter sent to Venture Variable Annuity contract owners
                         (Manufacturers New York) only]


January 5, 1998

Re: Your Venture Annuity contract

Dear Contract Owner,

     Enclosed you will find an Information Statement regarding the Strategic Bond and U.S. Government Securities portfolios of Manufacturers Investment Trust which are managed by Salomon Brothers Asset Management Inc. ("SBAM"). This Information Statement is being sent to inform you that the ultimate parent of SBAM and Salomon Brothers Asset Management Limited ("SBAM Limited"), has merged with and into Smith Barney Holding Inc., a wholly owned subsidiary of Travelers Group Inc.

     The merger has not resulted in any change in the portfolio managers for either the U.S. Government Securities portfolio or the Strategic Bond portfolio, nor has there been any material change in the other SBAM and SBAM Limited investment personnel servicing these portfolios.

     Please note that we are not asking you for a proxy and you are requested not to send us a proxy. If you have further questions regarding the Information Statement please call Client Services at 1-800-551-2078.

Very truly yours,


/s/ Joe Scott


Joe Scott, President
The Manufacturers Life Insurance Company of New York

                  [Letter sent to Venture Life contract owners
                      (Manufacturers North America) only]

January 5, 1998

Re: Your Venture Life contract

Dear Contract Owner,

     Enclosed you will find an Information Statement regarding the Strategic Bond and U.S. Government Securities portfolios of Manufacturers Investment Trust which are managed by Salomon Brothers Asset Management Inc. ("SBAM"). This Information Statement is being sent to you to inform you that the ultimate parent of SBAM and Salomon Brothers Asset Management Limited ("SBAM Limited"), has merged with and into Smith Barney Holding Inc., a wholly owned subsidiary of Travelers Group Inc.

     The merger has not resulted in any change in the portfolio managers for either the U.S. Government Securities portfolio or the Strategic Bond portfolio, nor has there been any material change in the other SBAM and SBAM Limited investment personnel servicing these portfolios.

     Please note that we are not asking you for a proxy and you are requested not to send us a proxy. If you have further questions regarding the Information Statement please call Client Services at 1-800-600-3814.

Very truly yours,


/s/ John D. DesPrez III


John D. DesPrez III, President
The Manufacturers Life Insurance Company of North America

                         MANUFACTURERS INVESTMENT TRUST
               116 HUNTINGTON AVENUE, BOSTON, MASSACHUSSETTS 02116

                 INFORMATION STATEMENT TO SHAREHOLDERS REGARDING
                    SALOMON BROTHERS ASSET MANAGEMENT INC AND
                    SALOMON BROTHERS ASSET MANAGEMENT LIMITED
                                DECEMBER 26, 1997


     On November 28, 1997, Salomon Inc, the ultimate parent of Salomon Brothers Asset Management Inc ("SBAM"), the subadviser to the Strategic Bond and U.S. Government Securities portfolios of Manufacturers Investment Trust (the "Trust") merged with and into Smith Barney Holding Inc., a wholly owned subsidiary of Travelers Group Inc. ("Travelers") to form a new company called Salomon Smith Barney Holdings Inc. ("Salomon Smith Barney") (the "Transaction"). Upon consummation of the Transaction, Travelers became the ultimate parent of SBAM and Salomon Brothers Asset Management Limited ("SBAM Limited"), which manages the investment of certain assets of the Strategic Bond portfolio. Travelers is a diversified financial servies company engaged in investment services, asset management, consumer finance and life and property casualty insurance services.


     As described below, under certain interpretations, the Transaction might be deemed to result in an "assignment" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the SBAM subadvisory agreement and the SBAM Limited consulting agreement, which, if so interpreted, would have resulted in the termination of such agreements. Therefore, the Board of Trustees of the Trust has approved new agreements for SBAM and SBAM Limited on substantially identical terms to the old agreements except as noted below. The Transaction has not resulted in any change in the portfolio managers for either the U.S. Government Securities portfolio or the Strategic Bond portfolio nor has there been any material change in the other SBAM and SBAM Limited investment personnel servicing these portfolios.

APPROVAL OF NEW SUBADVISORY AGREEMENT AND NEW CONSULTING AGREEMENT

     Prior to November 28, 1997, SBAM was the subadviser to the U.S. Government Securities and Strategic Bond portfolios pursuant to a subadvisory agreement (the "Old Subadvisory Agreement") dated January 1, 1996 between SBAM and Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), the investment adviser to the Trust. In addition, in connection with SBAM services as subadviser to the Strategic Bond portfolio, SBAM Limited provides certain services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities pursuant to a subadvisory consulting agreement dated January 1, 1996 (the "Old Consulting Agreement").


     As required by the 1940 Act, the Old Subadvisory Agreement and the Old Consulting Agreement provided for their automatic termination upon their "assignment." As discussed above, the Transaction could be deemed an assignment of both these agreements. Therefore, the Board of Trustees of the Trust has approved a new subadvisory agreement between SBAM and MSS and a new subadvisory consulting agreement between SBAM and SBAM Limited effective as of the closing of the Transaction, November 28, 1997 (the "New Subadvisory Agreement" and the "New Consulting Agreement," respectively). Pursuant to an order the Trust has received from the Securities and Exchange Commission, shareholder approval of the New Subadvisory Agreement and the New Consulting Agreement is not required. However, a condition of this order is that notice be sent to shareholders informing them of the new agreements. This Information Statement is being supplied to shareholders to fulfill that condition. This Information Statement will be mailed on or about January 5, 1998.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DESCRIPTION OF NEW AND OLD SUBADVISORY AGREEMENTS AND NEW AND OLD CONSULTING AGREEMENTS

     The New Subadvisory Agreement and the New Consulting Agreement are substantially identical to the Old Subadvisory Agreement and Old Consulting Agreement, respectively, differing only with respect to their effective date and certain of the provisions regarding shareholder approval of the agreement. The subadvisory fees payable under the New Subadvisory Agreement and the New Subadvisory Consulting Agreement are the same as the fees paid under the Old Subadvisory Agreement and the Old Consulting Agreement, respectively.

     Under the terms of the Old Subadvisory Agreement and the New Subadvisory Agreement (the "Subadvisory Agreements"), SBAM manages the investment and reinvestment of the assets of the U.S. Government Securities and Strategic Bond portfolios (the "Portfolios"), subject to the supervision of the Trust's Board of Trustees. Under the terms of the Old Consulting Agreement and the New Consulting Agreement (the "Consulting Agreements"), SBAM Limited undertakes to act as a subadviser and manage the investment and reinvestment of such part of the assets of the Strategic Bond portfolio as may be agreed between SBAM and SBAM Limited from time to time, subject to the supervision of SBAM and the Trustees of the Trust and to the terms of the Subadvisory Consulting Agreements. SBAM and SBAM Limited formulate a continuous investment program for each Portfolio subadvised consistent with the Portfolios investment objectives and policies. SBAM and SBAM Limited implement such programs by purchases and sales of securities and regularly report to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. SBAM and SBAM Limited, at their expense, furnish all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the subadvised Portfolios.

     As compensation for its services, the Adviser receives an advisory fee computed separately for each Portfolio. The fee for each Portfolio is stated as an annual percentage of the curent value of the net assets of the Portfolio. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a Portfolio by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the advisory fees each Portfolio currently is obligated to pay the Adviser.

        PORTFOLIO                                  ADVISORY FEE

        Strategic Bond Trust                          .775%
        U.S. Government Securities                    .650%

     As compensation for its services, SBAM receives a fee from the Adviser computed separately for each Portfolio. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each Portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a Portfolio exceed specified amounts, the fee is reduced with respect to such excess. The following is a schedule of the management fees the Adviser paid SBAM under the Old Subadvisory Agreement, and is currently is obligated to pay SBAM under the New Subadvisory Agreement, out of the advisory fee it receives from each Portfolio as specified above. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR EACH PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO.

PORTFOLIO          First $50 Million    Between $50          Between $200           Excess Over $500
                                        Million and $200     Million and $500       Million
                                        Million              Million

Strategic Bond*        .350%                .300%                .250%                .200%

U.S. Government
Securities             .225%                .225%                .150%                .100%



* In connection with the Old Consulting Agreement SBAM paid, and in connection with the New Consulting Agreement SBAM will pay, SBAM Limited, as full compensation for all services provided under the Consulting Agreements, a portion of its subadvisory fee, such amount being an amount equal to the fee payable under the Subadvisory Agreements, multiplied by the current value of the net assets of the portion of the assets of the

Strategic Bond Trust that SBAM Limited has been delegated to manage divided by the current value of the net assets of the Portfolio.

     The Old Subadvisory Agreement and the Old Consulting Agreement required approval of the agreement as to a Portfolio by both (i) the Trustees of the Trust including a majority of Trustees who are not "interested persons" (defined in the 1940 Act) of any parties to the agreements and (ii) a majority of the outstanding voting securities of the Portfolio. The New Subadvisory Agreement and the New Consulting Agreement require only approval of the Trustees of the Trust including a majority of Trustees who are not interested persons of any parties to these agreements.

     The Subadvisory Agreements and the Consulting Agreements (collectively, "the Agreements") will continue in effect as to a Portfolio for a period no more than two years from the date of their execution only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, provided that in either event such continuance shall also be approved by the vote of the majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreements, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series of shares of beneficial interest of that Portfolio vote to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the Agreement.

     If any required shareholder approval of any continuance of one or more of the Agreements is not obtained, SBAM or SBAM Limited, as applicable, will continue to act as subadviser with respect to such Portfolio pending the required approval of the continuance of such Agreement, of a new contract with SBAM or SBAM Limited, as applicable, or different adviser or subadviser, or other definitive action.

     Each of the Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements and to the Trust: (i) by the Trustees of the Trust; (ii) with respect to any Portfolio, by the vote of a majority of the outstanding voting securities of the series of shares of beneficial interest of such Portfolio; (iii) in the case of the Subadvisory Agreements, by SBAM or the Adviser and (iv) in the case of the Consulting Agreements, by SBAM or SBAM Limited. The Agreements will automatically terminate in the event of their assignment.

     The Subadvisory Agreements may be amended by the Adviser and SBAM and the Consulting Agreement by SBAM and SBAM Limited provided such amendment is specifically approved by the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser, SBAM or SBAM Limited cast in person at a meeting called for the purpose of voting on such approval. The Old Subadvisory Agreement and the Old Consulting Agreement, in addition, provided that any such amendment must be specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment. The required shareholder approval would have been effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio voted to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

     The Agreements provide that SBAM or SBAM Limited will not be liable to the Trust or the Adviser for any losses resulting from any matters to which the agreement relates other than losses resulting from SBAM's or SBAM Limited's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties.

BOARD OF TRUSTEE CONSIDERATIONS

     At its meeting duly held on November 17, 1997, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the New Subadvisory Agreement and the New Consulting Agreement (collectively, the "New Agreements"), approved the New Agreements.

     In connection with the approval of the New Agreements, the Board considered, among other things, that the Transaction would not result in any material change in (i) any Portfolio's investment objective or policies, (ii) the investment management of the Portfolios or (iii) the investment personnel managing the Portfolios. Management of SBAM informed the Trustees that the Transaction is not expected to result in any such changes, although no assurance can be given that such changes will not occur.


     In evaluating the New Agreements, the Board took into account the fact that the New Agreements are substantially similar to the Old Subadvisory Agreement and the Old Consulting Agreement (the "Old Agreements"), differing only with respect to their effective date and certain of the provisions regarding shareholder approval of the Agreements. The Board in approving the New Agreements evaluated a number of factors, including, but not limited to, the nature and quality of the services provided by SBAM and SBAM Limited, the fees paid SBAM and SBAM Limited and other comparable investment companies, performance information regarding the Portfolios and other comparable investment companies. The Board was also given audited financial statements of SBAM and SBAM Limited as well as audited financial statements of Travelers. The Board was also provided with an analysis of its fiduciary obligations in connection with such considerations. In considering the New Agreements, the Trustees discussed the information provided to them and their fiduciary obligations.

SUBADVISORY AND SUBADVISORY CONSULTING FEES PAID

     For the year ended December 31, 1996, the Adviser paid subadvisory fees to SBAM as follows:

                                Dollar Amount      Percent of Average Net Assets
Strategic Bond                  $527,906*                      .32%
U.S. Government Securities      $473,786                       .22%

**$131,977 of this amount was paid to SBAM Limited.


ADVISORY FEES PAID

     For the year ended December 31, 1996, the Portfolios paid the Adviser the following advisory fees:

                                Dollar Amount      Percent of Average Net Assets
Strategic Bond                  $1,298,996                     .775%
U.S. Government Securities      $1,401,130                     .650%

     For the year ended December 31, 1996, the net investment advisory fees retained by the Adviser after payment of the subadvisory fee for the Portfolios is as follows:

                                Dollar Amount      Percent of Average Net Assets
Strategic Bond                  $771,090                       .46%
U.S. Government Securities      $927,345                       .43%

PRIOR TRUSTEES AND SHAREHOLDER APPROVAL OF THE OLD AGREEMENTS

     The Old Agreements were most recently approved by the Board of Trustees at a meeting held June 26, 1997 in connection with the annual review of the Old Agreements. The Old Agreements were most recently approved by shareholders at a meeting held on December 5, 1995. This shareholder approval occurred in connection with an indirect change in control of MSS due to the merger of MSS's then ultimate parent, North American Life Assurance Company, with The Manufacturers Life Insurance Company, the ultimate parent of MSS.

OWNERSHIP OF THE TRUST

     As of November 28, 1997, 100% of the Trust's shares were legally owned by three shareholders: (i) The Manufacturers Life Insurance Company of North America, a Delaware stock life insurance company whose address is 116 Huntington Avenue ("Manulife North America"), Boston, Massachusetts 02116, (ii) The Manufacturers Life Insurance Company of New York ("Manulife New York"), a wholly owned subsidiary of Manulife North America and a New York stock life insurance company whose address is 555 Theodore Fremd Avenue, Rye, New York 10580 and
(iii) The Manufacturers Life Insurance Company of America ("Manufacturers America"), a stock life insurance company organized under the laws of Pennsylvania and redomesticated under the laws of Michigan whose address is 500 North Woodward Avenue, Bloomfield Hills, Michigan 48304. Manulife North America holds Trust shares attributable to variable annuity contracts in The Manufacturers Life Insurance Company of North America Separate Account A and Trust shares attributable to variable life contracts in The Manufacturers Life Insurance Company of North America Separate Account B, both of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account. Manulife New York holds Trust shares attributable to variable contracts in The Manufacturers Life Insurance Company of New York Separate Account A, a separate account registered under the 1940 Act. Manufacturers America holds Trust shares attributable to variable contracts in Manufacturers America Separate Accounts Three and Four, which are separate accounts registered under the 1940 Act. The ultimate parent of both Manulife North America and Manufacturers Life of America is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company whose principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     Trustees and officers of the Trust, in the aggregate, own less than 1% of the Trust's outstanding shares.

MANAGEMENT AND CONTROL OF SBAM AND SBAM LIMITED


     SBAM is a direct wholly subsidiary of Salomon Brothers Holding Company Inc ("SBHC") which is in turn a wholly owned subsidary Salomon Smith Barney. Salomon Smith Barney is a wholly owned subsidiary of Travelers. The business address of SBAM is Seven World Trade Center, New York, New York 10048.


     SBAM Limited is a direct, wholly-owned subsidiary of SBHC. The business address of SBAM Limited is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

     Travelers is a publicly traded financial services holding company whose principal business address is 388 Greenwich Street, New York, New York 10013. Travelers is a diversified integrated finance services, and life and property-casualty insurance services. Travelers' investment services include investment banking, asset management, retail brokerage and other financial services provided through Salomon Smith Barney and certain of its subsidiaries.

     The names, titles and principal occupation of the current executive officers and directors of SBAM are as follows:

NAME                TITLE AND PRINCIPAL OCCUPATION

Thomas W. Brock     Chairman, Chief Executive Officer and Managing Director of
                    SBAM and Managing Director and Member of the Management
                    Board of Salomon Brothers Inc

Michael S. Hyland   President, Managing Director and Member of the Board of SBAM
                    and Managing Director of

                    Salomon Brothers Inc


Rodney B. Berens    Managing Director and Member of the Board of SBAM and
                    Managing Director and Member of the Management Board of
                    Salomon Brothers Inc

Vilas V. Gadkari    Managing Director and Member of the Board of SBAM and
                    Managing Director of Salomon Brothers Inc

Zachary Snow        Secretary of SBAM and Managing Director and Counsel of
                    Salomon Brothers Inc

     The business address of each person listed above other than Mr. Gadkari is 7 World Trade Center, New York, New York 10048 and the business address of Mr. Gadkari is Victoria Plaza, 111 Buckingham Palace Road, London, England SW1W OSB.



     The names, titles and principal occupation of the current executive officers and directors of SBAM Limited are as follows:

NAME                TITLE AND PRINCIPAL OCCUPATION (INCLUDING
                    AFFILIATION WITH SBAM LIMITED

Thomas W. Brock     Director of SBAM Limited; Chairman, Chief Executive Officer
                    and Managing Director of SBAM and Managing Director and
                    Member of the Management Board of Salomon Brothers Inc

Michael S. Hyland   Director/Chairman of SBAM Limited; President, Managing
                    Director and Member of the Board of SBAM and Managing
                    Director of Salomon Brothers Inc.

Vilas V. Gadkari    Chief Investment Officer and Director of SBAM Limited;
                    Managing Director and Member of the Board of SBAM and Managing Director of Salomon Brothers Inc.

Joseph V. McDevitt  Chief Operating Officer and Director of SBAM Limited

Susan H. Dean       Finance Officer of SBAM Limited

Beatrice J. Doran   Vice President and Counsel of SBAM Limited


     The business address of each person listed below except for Messrs. Hyland and Brock is Victoria Plaza, 111 Buckingam Palace Road, London SW1W OSB, England. The business address of Messrs. Hyland and Brock is 7 World Trade Center, New York, New York 10048.


BROKERAGE TRANSACTIONS

     Pursuant to the Agreements, SBAM (and SBAM Limited) (hereafter collectively referred to as the "Subadvisers" ) are responsible for placing all orders for the purchase and sale of portfolio securities of the Portfolios. The Subadvisers have no formula for the distribution of the Portfolio's brokerage business, their intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Portfolios.

     In selecting brokers or dealers through whom to effect transactions, the Subadvisers give consideration to a number of factors, including price, dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. In selecting brokers and deal-ers, the Subadvisers also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Portfolios and any other accounts managed by the Subadviser.

     To the extent research services are used by the Subadvisers in rendering investment advice to the Portfolio, such services would tend to reduce the Subadvisers' expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the Subadvisers.

     For the year ended December 31, 1996, the Trust for all portfolios paid brokerage commissions in connection with portfolio transactions of $13,006,480, although no commissions were paid in connection with the Strategic Bond or U.S. Government Securities portfolios.

     Salomon Brothers Inc ("Salomon Brothers") is an affiliated broker of the Portfolios due to SBAM's position as subadviser to the Portfolios and due to the position of SBAM Limited as subadviser to the Strategic Bond portfolio. For the fiscal year ended December 31, 1996, no brokerage commissions were paid to Salomon Brothers by either the Strategic Bond portfolio or the U.S. Government Securities portfolio.

OTHER INVESTMENT COMPANIES ADVISED BY SBAM AND SBAM LIMITED

     SBAM and SBAM Limited manage the following mutual funds with objectives similar to the investment objective of the Strategic Bond Portfolio:



--------------- --------------------------------------------------- ------------------------------ ------------------------
     FUND                      INVESTMENT OBJECTIVE                        SUBADVISORY FEE         NET ASSETS (10/31//97)
                                                                                                         (THOUSANDS)
--------------- --------------------------------------------------- ------------------------------ ------------------------
North           Seeks a high level of total return consistent       First $50 million - .35%               $83,060
American        with preservation of capital by giving SBAM broad   $50 - 200 million - .30%
Funds           discretion to deploy the portfolio's assets among   $200 - 500 million -.25%
Strategic       certain segments of the fixed-income market as      + $500 million - .20%
Income Fund     SBAM believes will best contribute to achievement
                of the portfolio's investment objective.            SBAM pays SBAM Limited a
                                                                    portion of its subadvisory
                                                                    fee.*
--------------- --------------------------------------------------- ------------------------------ ------------------------
The Salomon     Seeks to obtain a high level of current income by   First $50 million -.375%               $32,874
Brothers/JNL    investing in a globally diverse portfolio of        $50 - 150 million - .35%
Global Bond     fixed income investments and by giving SBAM broad   $150 - 500 million - .30%
Series          discretion to deploy the Series' assets among       +$500 million - .25%
                certain segments of the fixed income market.
                                                                    SBAM pays SBAM Limited a
                                                                    portion of its subadvisory
                                                                    fee.*
--------------- --------------------------------------------------- ------------------------------ ------------------------
Salomon         Seeks a high level of total return consistent       First $50 million - .35%               $66,278
Brothers        with preservation of capital by                     $50 - 200 million - .30%
Strategic                                                           $200 - 500 million - .25%
Bond
Opportunities
Series
--------------- --------------------------------------------------- ------------------------------ ------------------------

--------------- --------------------------------------------------- ------------------------------ ------------------------
                investing primarily in U.S. government obligations, +$500 million - .20%
                mortgage backed securities, domestic corporate
                debt, and international debt securities rated       SBAM pays SBAM Limited 33
                investment grade and domestic corporate and         1/3% of it subadvisory fee.
                international debt rated below investment grade.
--------------- --------------------------------------------------- ------------------------------ ------------------------
Salomon         Seeks a high level of current income by investing   Management Fee - .75%**                $77,634
Brothers        in a globally diverse portfolio of fixed-income
Strategic       investments and by giving SBAM broad discretion     SBAM pays SBAM Limited a
Bond Fund       to deploy the Fund's assets among certain           portion of its advisory fee.*
                segments of the fixed-income market.
--------------- --------------------------------------------------- ------------------------------ ------------------------
Nationwide      Seeks a high level of current income by investing   First $50 million - .35%                  ***
Multi Sector    in a globally diverse portfolio of fixed-income     $50 - 200 million - .30%
Bond Fund       investments and by giving SBAM broad discretion to  $200 - 500 million - .25%
                deploy the fund's assets among certain segments of  +$500 million - .20%
                the fixed-income market that SBAM believes will
                best contribute to achievement of the fund's
                objective.
--------------- --------------------------------------------------- ------------------------------ ------------------------
Salomon         Seeks a high level of current income by investing   .225%                                  $2,716
Brothers U.S.   a substantial portion of its assets in debt
Government      obligations and mortgage-backed securities issued
Securities      or guaranteed by the U.S. Governemnt, its
Portfolio, an   agencies or instrumentalities and collateralized
investment      mortgage obligtaions backed by such securities.
portfolio of
WNL Series
Trust
--------------- --------------------------------------------------- ------------------------------ ------------------------

*SBAM pays SBAM Limited a portion of its advisory fee. The amount payable to SBAM Limited is equal to the fee payable under SBAM's subadvisory agreement multiplied by the portion of the assets of the portfolio that SBAM Limited has been delegated to manage divided by the current value of the net assets of the portfolio.
**Advisory Fee.
***This portfolio commenced investment operations October 31, 1997

     SBAM manages the following mutual funds with objectives similar to the investment objective of the U.S. Government Securities portfolio:


------------------ --------------------------------------------------- ---------------------------- ------------------------
      Fund                        Investment Objective                       Subadvisory Fee        Net Assets (10/31/97)
                                                                                                          (thousands)
------------------ --------------------------------------------------- ---------------------------- ------------------------
North American     Seeks a high level of current income consistent     First $200 million - .225%           $84,144
Funds U.S.         with preservation of capital and maintenance of     $200 - 500 million - .15%
Government         liquidity, by investing in debt obligations and     +$500 million - .10%
Securities Fund    mortgage-backed securities issued or guaranteed
                   by the U.S. government, its agencies or
                   instrumentalities, primarily Government National
                   Mortgage Association mortgage-backed certificates
                   popularly known as "Ginnie Maes."
------------------ --------------------------------------------------- ---------------------------- ------------------------
The Salomon        Seeks to obtain a high level of current income by   First $150 million - .225%           $21,536
Brothers/JNL       investing primarily in debt obligations and         $150 - 300 million - .175%
U.S. Government    mortgage-backed securities issued or guaranteed     $300 - 500 million - .15%
& Quality Bond     by the U.S. government, its agencies or             +$500 million - .10%
Series             instrumentalities including collateralized
                   mortgage obligations backed by such securities.
------------------ --------------------------------------------------- ---------------------------- ------------------------
Salomon Brothers   Seeks to obtain a high level of current income by   First $200 million - .225%           $19,739
U.S. Government    investing primarily in debt obligations and         $200 - 500 million - .15%
Series             mortgage-backed securities issued or guaranteed     +$500 million - .10%
                   by the U.S. Government, its agencies or
                   instrumentalities.
------------------ --------------------------------------------------- ---------------------------- ------------------------
Salomon Brothers   Seeks a high level of current income by investing   Management Fee - .60%*               $13,085
U.S. Government    in securities issued or guaranteed by the U. S.
Income Fund        government, its agencies or instrumentalities.
------------------ --------------------------------------------------- ---------------------------- ------------------------


* Advisory Fee

OTHER MATTERS

     The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 1996 and the Trust's semi-annual report for the six month period ended June 30, 1997 to a shareholder upon request. To obtain a report, please contact the Trust by calling (800) 344-1029 or by writing to 116 Huntington Avenue, Boston, Massachusetts 02116, Attn: Kevin Hill.

     Manufacturers Securities Services, LLC, the adviser to the Trust, is located at 73 Tremont Street, Boston, Massachusetts 02108.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

     The cost of the preparation, printing and distribution of this Information Statement is an expense of MSS although the Adviser expects to receive reimbursement from Travelers for these expenses.

















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